UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2007

CAMDEN NATIONAL CORPORATION

(Exact name of registrant as specified in charter)

Maine	01-28190	01-0413282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Elm Street, Camden, Maine 04843

(Address of Principal Executive Offices) (Zip Code)

(207) 236-8821

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On December 17, 2007 Camden National Corporation (“Camden”) issued a press release announcing that Camden had received approval from the Office of the Comptroller of the Currency to merge Union Trust Company with and into Camden National Bank. The merger is subject to a 15 calendar day waiting period. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference in its entirety.

The press release and the information contained therein is furnished pursuant to Item 7 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of Camden under the Securities Act of 1933, as amended. Furthermore, the furnishing of this Current Report on Form 8-K is not intended to constitute a determination by Camden that the information contained herein (including the exhibits hereto) is material or that the dissemination of such information is required by Regulation FD.

The press release (furnished herewith as Exhibit 99.1) contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements can be identified by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “will,” “should,” and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements should not be relied on, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of Camden and Union Bankshares. These risks, uncertainties and other factors may cause the actual results, performance or achievements of Camden and Union Bankshares to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements.

Some of the factors that might cause these differences include the following: (i) failure of the parties to satisfy the closing conditions in the merger agreement in a timely manner or at all; (ii) disruptions in the businesses of the parties as a result of the pendency of the merger; (iii) integration costs following the merger; (iv) changes in general, national or regional economic conditions; (v) changes in loan default and charge-off rates; (vi) reductions in deposit levels necessitating increased borrowing to fund loans and investments; (vii) changes in interest rates; (viii) changes in laws and regulations; (ix) changes in the size and nature of the Camden’s competition; and (x) changes in the assumptions used in making such forward-looking statements. Other factors could also cause these differences. For more information about these factors please see Camden’s and Union Bankshares’s filings with the SEC, including their Annual Report on Form 10-K on file with the SEC. All of these factors should be carefully reviewed, and readers should not place undue reliance on these forward-looking statements.

These forward-looking statements were based on information, plans and estimates at the date of this press release, and Camden and Union Bankshares do not promise to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated December 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMDEN NATIONAL CORPORATION

Date: December 17, 2007	By:	/s/ Sean G. Daly
Sean G. Daly
Chief Financial Officer

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